UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                      Current Report Pursuant o Section 13
                or 15 (d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported): March 30, 2005
                                                  (March 23, 2005)


                        Bio Solutions Manufacturing, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

    New York                        000-33229                   16-1576984
----------------------        ------------------------     ---------------------
(State or Other Jurisdiction  (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


                    1161 James Street, Hattiesburg, MS 39401
                   ------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (601) 582-4000


                                      N/A
                   ------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1- REGISTRANT'S BUSINESS AND OPERATIONS

1.01 Entry into a Material Definitive Agreement

     On March 29, 2005, the Company entered into a Letter Agreement with Enviro Dynamic Systems, Inc., a Nevada Corporation ("EDSI"), for the purchase of substantially all the assets of EDSI in exchange for 500,000 shares of the Company's restricted $0.001 par value common stock. The shares will be subject to a two year lock-up agreement. (A copy of the Letter Agreement is attached as an Exhibit.)


SECTION 2 - FINANCIAL INFORMATION

     Not Applicable


SECTION 3 - SECURITIES AND TRADING MARKETS

     Not Applicable


SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL INFORMATION

     Not Applicable



SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT


Item 5.02(a) Departure of Principal Officer

     On March 23, 2005, the Company received notice of and thereby subsequently accepted the resignation of Krish V. Reddy as President and Chief Executive Officer and as a Director. Dr. Reddy will continue with the Company as director of research and development.


Item 5.02(c) Appointment of President and Chief Executive Officer

     On March 29, 2005, the Company entered into an Agreement with Michael O'Gorman under the terms of which Mr. O'Gorman was elected a Director of the Company and hired as President and CEO. (A copy of the Memorandum of Agreement and Acceptance is attached as an Exhibit.) Mr. O'Gorman was elected a Director on March 29, 2005.

     Mr. O'Gorman received his Bachelor of Science in Organic Chemistry degree in August of 1976 from St. Peter"s College, and completed his MBA in International Finance in August of 1979 from Fairleigh Dickenson University, Graduate School of Business, Madison, New Jersey. He also received his Juris Doctor in 1982 from University of Connecticut at Bridgeport School of Law. For more than twenty years, he has provided legal, business and financial consulting services to numerous domestic and international companies.

     Mr. O'Gorman founded and incorporated EDS International, Inc.( Enviro Dynamic Systems, Inc.)(EDSI) in 2002. The company designs and builds co-generation plants and incorporates unique and proprietary state-of-art designed ancillary profit centers of aquiculture and hydroponics farming utilizing the co-generation plant's excess thermal energy. These ancillary profit centers are unique to EDSI"s proprietary designs and insure 12 month growing seasons with pesticide free produce and fish. EDSI maintains corporate offices in New Jersey and Heraklion Crete. EDSI holds joint venture contracts with leading research and educational institutions such as Rutgers University and The University of Maryland as well as major manufacturers of component parts.


SECTION 6 - [Reserved]

     Not Applicable


SECTION 7 - REGULATION FD

     Not Applicable


SECTION 8 - OTHER EVENTS

     Not Applicable


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01 Finanical Statements and Exhibits

     (c) Exhibits.

Exhibit No.    Description
-----------------------------------------

10.1   *      Letter Agreement (Asset Purchase)

10.2   *      Memorandum of Agreement and Acceptance (Employment)

17.2   *      Resignation of Principal Officer and Director

20.1   *      Press Release

------------------

* Filed herewith





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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Bio Solutions Manufacturing, Inc..
                                  (Registrant)


Date: March 29, 2005           By:    /s/ Patricia Spreitzer
     ----------------               ---------------------------------------
                                    Patricia Spreitzer
                                    Chief Financial Officer

















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